SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No._____ )

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ELCOTEL, INC.
- ------------------------------------------------
(Name of Registrant as specified in its charter)

ELCOTEL, INC.
- ------------------------------------------------
(Name of person(s) filing proxy statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
      6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities
    to which transaction applies:     ________________________________

(2) Aggregate number of securities
    to which transaction applies:     ________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _____________________________

(4) Proposed maximum aggregate value of transaction: _________________________

(A) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check the box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: _____________________________

(2)Form, Schedule or Registration Statement No.: _________________________

(3)Filing Party: _____________________________

(4)Date Filed: _____________________________

                          ELCOTEL, INC.
             6428 Parkland Drive, Sarasota, Florida 34243


                      NOTICE AND PROXY STATEMENT

                    ANNUAL MEETING OF SHAREHOLDERS
                TO BE HELD 9:00 A.M., OCTOBER 15, 1996

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Elcotel, Inc. (the "Company") will be held on Tuesday, October 15, 1996, at 9:00 a.m., local time, at Michael's On East, 1212 East Avenue South, Sarasota, Florida, for consideration of and action by the holders of the Company's Common Stock upon the following matters:

     1. The election of a Board of seven directors, with each director to serve until the next annual meeting of Shareholders or until the election and qualification of his respective successor;

     2. To approve an amendment to the 1991 Stock Option Plan to, among other things, increase the number of shares by 500,000;

     3. The ratification of the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending March 31, 1997; and

     4. The transaction of such other business as may properly come before the Annual Meeting and any adjournment thereof, and matters incident to the conduct of the Annual Meeting.

The Board of Directors has fixed the close of business on August 30, 1996, as the record date for the determination of holders of Common Stock of the Company entitled to notice of, and to vote at, the Annual Meeting. The Company's Annual Report to Shareholders for the year ended March 31, 1996, accompanies this Notice and Proxy Statement.

SHAREHOLDERS (WHETHER THEY OWN ONE OR MANY SHARES AND WHETHER THEY EXPECT TO ATTEND THE ANNUAL MEETING OR NOT) ARE REQUESTED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.




                                        By Order of the Board of Directors



September 6, 1996                       Ronald M. Tobin, Secretary

                            ELCOTEL, INC.

             6428 Parkland Drive, Sarasota, Florida 34243


                           PROXY STATEMENT

This Proxy Statement is furnished and is being mailed with the accompanying proxy on approximately September 6, 1996, to each Shareholder of record of Elcotel, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company, to be voted at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on Tuesday, October 15, 1996, at 9:00 a.m., local time, at Michael's On East, 1212 East Avenue South, Sarasota, Florida, and at any adjournment thereof, for the purposes stated below.

Any person giving a proxy has the power to revoke it at any time before its exercise by a later dated proxy, a written revocation sent to the Secretary of the Company or attendance at the Meeting and voting in person. In the absence of contrary instructions, properly executed proxies, received and unrevoked, will be voted by the persons named in the proxy: (i) for the election of the directors proposed by the Board of Directors; (ii) for amendment to the 1991 Stock Option Plan to, among other things, increase the number of shares by 500,000; (iii) for the ratification of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending March 31, 1997; and
(iv) in their discretion, on such other business as may properly come before the Meeting and matters incident to the conduct of the Meeting.

                   VOTING SECURITIES OF THE COMPANY

Only Shareholders of record at the close of business on August 30, 1996, are entitled to notice of, and to vote at, the Meeting. On that date, the outstanding voting securities of the Company consisted of 8,102,494 shares of Common Stock. Each share of Common Stock is entitled to one vote on all matters presented to the Meeting with no right to vote cumulatively.

The Company's By-laws provide that the presence, in person or by proxy, of a majority of the issued and outstanding shares of the Company entitled to vote at the Meeting will constitute a quorum. Provided that the quorum requirements are met, the nominees for election as directors of the Company at the Meeting who receive the greatest number of votes cast will be elected as directors.

Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present for the transaction of business at the Meeting. Abstentions are counted as negative votes in tabulations of the votes cast on proposals presented to Shareholders, whereas broker non-votes have no effect on the outcome of voting.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, at August 30, 1996, the number and percentage of shares of Common Stock which, according to information supplied to the Company, are beneficially owned by: (i) each person who is the beneficial owner of more than 5% of the Common Stock; (ii) each of the directors, and named executive officers of the Company individually; and (iii) all current directors and executive officers of the Company as a group. Under rules adopted by the Securities and Exchange Commission, a person is deemed to be a beneficial owner of Common Stock with respect to which he has or shares voting power (which includes the power to vote or to direct the voting of the security), or investment power (which includes the power to dispose of, or to direct the disposition of, the security). A person is also deemed to be the beneficial owner of shares with respect to which he could obtain voting or investment power within 60 days of August 30, 1996, such as upon the exercise of options or warrants.

                                         Number of
       Name and Address                    Shares     (1)     Percentage
- --------------------------               ----------------     ----------

C. Shelton James. . . . . . . .           1,542,422   (2)         19.0%
6428 Parkland Drive
Sarasota, Florida 34243

Fundamental Management Corporation        1,417,723               17.5%
4000 Hollywood Boulevard
Suite 610N
Hollywood, Florida 33021

Alvaro R. Quiros. . . . . . . .             546,577   (3)          6.7%
6428 Parkland Drive
Sarasota, Florida 34243

Thomas R. Wiltse. . . . . . . .             400,000   (4)          4.9%
6428 Parkland Drive
Sarasota, Florida 34243

Tracey L. Gray. . . . . . . . .             148,543   (5)          1.8%
6428 Parkland Drive
Sarasota, Florida 34243

T. Raymond Suplee . . . . . . .              28,300   (6)          0.3%
6428 Parkland Drive
Sarasota, Florida 34243

Thomas E. Patton. . . . . . . .               9,000   (7)          0.1%
6428 Parkland Drive
Sarasota, Florida 34243

Dwight Jasmann. . . . . . . . .               8,890   (8)          0.1%
6428 Parkland Drive
Sarasota, Florida 34243

Charles H. Moore. . . . . . . .              11,100   (9)          0.1%
6428 Parkland Drive
Sarasota, Florida 34243

Hugh H. Durden. . . . . . . . .               5,000   (10)         0.1%
6428 Parkland Drive
Sarasota, Florida 34243

All directors and executive officers as
  a  group (12 persons) . . . .           2,819,282   (11)        33.9%

    _______________________________________

          (1) Unless otherwise indicated, each shareholder has sole voting and investment power with respect to all listed shares.

          (2) Includes 1,417,723 shares held by Fundamental Management Corporation, as to which shares Mr. James disclaims beneficial ownership, and 25,000 shares which may be issued upon exercise of stock options within 60 days.

          (3) Includes 5,000 shares which may be issued upon the exercise of stock options within 60 days.

          (4) Includes 32,000 shares which may be issued upon the exercise of stock options within 60 days.

          (5) Includes 25,000 shares which may be issued upon the exercise of stock options within 60 days.

          (6) Includes 26,000 shares which may be issued upon the exercise of stock options within 60 days.

          (7) Includes 500 shares held jointly with Mr. Patton's wife. Includes 8,000 shares which may be issued upon the exercise of stock options within 60 days.

          (8) Includes 6,000 shares which may be issued upon the exercise of stock options within 60 days.

          (9) Includes 75 shares held by Mr. Moore's wife and 25 shares held by Mr. Moore's daughter. Includes 10,000 shares which may be issued upon the exercise of stock options within 60 days.

         (10) Includes 5,000 shares which may be issued upon the exercise of stock options within 60 days.

         (11) Includes a total of 1,417,723 shares held by Fundamental Management Corporation and shares held by family members as to which shares the respective officers and directors disclaim beneficial ownership. Also includes 210,300 Shares which may be issued upon exercise of stock options within 60 days.

                          ELECTION OF DIRECTORS

In accordance with the Company's By-laws, a Board of seven directors will serve until the next Meeting or until successors to the directors have been elected and have qualified. All directors are elected annually. It is the intention of the persons named in the proxy, unless otherwise directed, to vote all proxies in favor of the election to the Board of Directors for the nominees listed below. The Board has no reason to believe that any of the nominees will be unable or unwilling to be a candidate for election at the time of the Meeting. If any nominee is unable or unwilling to serve, the persons named in the proxy will use their best judgment in selecting and voting for a substitute candidate.

The Board of Directors has unanimously recommended a slate of nominees for election as directors at the Meeting. The names of the nominees for directors of the Company, their ages and certain other information is set forth as follows:


Name                              Age        Position
- ---------------------             ---        ---------------------------

C. Shelton James                   56        Chief Executive Officer and
                                             Chairman of the Board

Tracey L. Gray                     64        President, Chief Operating
                                             Officer and Director

Dwight Jasmann                     60        Director

Charles H. Moore                   67        Director

Thomas E. Patton                   55        Director

T. Raymond Suplee                  49        Director

Thomas R. Wiltse                   72        Director
_____________________________

Mr. James has served as Chief Executive Officer of the Company since May 1991 and has been a director of the Company since December 1990. Mr. James is currently an investor in and business advisor to a number of companies. While he has devoted a substantial amount of time to the Company since May 1991, he has also served as Executive Vice President of Fundamental Management Corporation, an investment management company, since April 1990, and was appointed President of that company in April 1993. He is a member of the boards of Cyberguard Corporation, Concurrent Computer Corporation,
NAI Technologies, Fundamental Management Corporation, CSPI and
SK Technologies, Inc. From 1980 to 1989, Mr. James had been Executive Vice President of Gould, Inc., a diversified electronics company, and President of Gould's Computer Systems Division.

Mr. Gray has served as President and Chief Operating Officer of the Company since July 1991 and has been a director of the Company since August 1991. From June 1986 until joining the Company, Mr. Gray had been a Vice President of the Government Systems Division, Network Systems Division and Federal Systems Division, respectively, of Sprint.

Mr. Jasmann has been a director of the Company since December 1993. Mr. Jasmann has been President and General Manager for COMSAT International Ventures in Bethesda, Maryland, a business unit of COMSAT Corporation that manages telecommunications companies in overseas markets, since August 1996. From January 1995 to July 1996, Mr. Jasmann had been Vice President of Human Resources for AirTouch Communications in San Francisco, a domestic and international operator of wireless services. From August 1992 to December 1994, he was an international telecommunications advisor for various U.S. and foreign telecommunications operators including COMSAT Corporation and Fax International, Inc. From February 1959 to May 1992, Mr. Jasmann held various positions with AT&T, most recently as President and Managing Director of AT&T Communications Pacific based in Hong Kong. He previously served on the boards of the Pacific Telecommunications Council in Hawaii, the Information Communication Institute of Singapore and Philcom, a Philippines telephone company.

Mr. Moore has been a director of the Company since December 1993. Mr. Moore has been Director of Athletics for Cornell University since November 1994. From November 1992 to October 1994 Mr. Moore was Vice Chairman of Advisory Capital Partners, Inc., an investment advisory firm. From July 1988 to October 1992, Mr. Moore served as President and Chief Executive Officer of Ransburg Corporation, a producer of industrial coating systems and equipment, and from August 1991 to October 1992 as Executive Vice President of Illinois Tool Works, Inc., a multinational manufacturer of highly engineered components and systems. Mr. Moore is currently a director of The Turner Corporation and is Chairman of the Audit Committee of the United States Olympic Committee.

Mr. Patton has been a director of the Company since July 1989. Mr. Patton has been a partner in the Washington, D.C. law firm of Tighe, Patton, Tabackman & Babbin, engaged in civil and criminal business litigation, securities law enforcement matters, corporate finance and corporate compliance, since
August 1994. From 1979 until July 1994, Mr. Patton was a partner in the Washington, D.C. law office of Schnader, Harrison, Segal & Lewis, engaged in civil and criminal securities litigation and general business litigation.
Mr. Patton also serves on the board of directors of Infomation Exchange, Inc., a financial services marketing database company.

Mr. Suplee has been a director of the Company since September 1986. Since 1982, Mr. Suplee has been the Senior Partner and President of Suplee & Shea, P.A., a certified public accounting firm located in Sarasota, Florida. Mr. Suplee is currently a director of First of America Bank (Florida) and serves on its audit committee, and is also a director of Plymouth Harbor adult retirement facility.

Mr. Wiltse has been a director of the Company since July 1990. Since 1985 Mr. Wiltse has been active as a private investor. For more than thirty years, until his retirement in 1985, Mr. Wiltse served in a variety of managerial and executive capacities with General Motors Corporation's worldwide foundry operations.

Executive Officers
- -------------------

In addition to those directors listed above who are executive officers of the Company in the positions indicated, the following persons are also executive officers of the Company:

Name                                 Age     Position
- -----------------------              ---     ------------------------

Alvaro R. Quiros                      64     Executive Vice President

Ronald M. Tobin                       53     Vice President, Finance
                                             Chief Financial Officer,
                                             Secretary and Treasurer

Hugh H. Durden                        48     Vice President, Domestic Sales

Frederick O. Hawkes                   50     Vice President, Engineering
                                             and Development

Kenneth W. Noack                      59     Vice President, Operations

_________________________________

Mr. Quiros was a founder of the Company and has served as an executive officer since its inception and as a director from its inception until December 1993. He has served as Executive Vice President of the Company, responsible for international marketing, since June 1991 and, in addition, is currently assisting in development of a strategic direction for future and emerging technologies and applications. He had served as President of the Company from its inception in April 1985 until June 1991.

Mr. Tobin has served as Vice President, Chief Financial Officer, Secretary and Treasurer of the Company since July 1992. Prior to joining the Company he held various financial positions with SmithKline Beecham Corporation in Philadelphia since September 1970, and most recently had been Corporate Controller of SmithKline Beecham Clinical Laboratories in King of Prussia, PA since
February 1982.

Mr. Durden rejoined the Company in June 1991 as Vice President of Sales after having previously served as district sales manager for the Company from March 1987 until August 1989. From August 1989 until rejoining the Company, Mr. Durden founded and served as Chief Executive Officer and President of two privately-held telecommunications companies. From November 1984 until February 1987, Mr. Durden was President of Communications Central, Inc., a privately-held operator of payphones.

Mr. Hawkes rejoined the Company in October 1993 as Vice President of Engineering and Development, having previously served in the same capacity from August 1991 to April 1992. From April 1992 until October 1993, Mr. Hawkes was a consultant to Harris Corporation and from September 1989 until May 1991, he was a director of a product division of Harris.

Mr. Noack has served as Vice President of Operations since January 1993, having joined the Company in July 1992 as Director of Operations. Prior to joining the Company he was with AT&T Paradyne Corporation in Largo, Florida since 1973, and most recently was Vice President and Director of Operations Planning and Materials.

- -----------------------------------

Section 16 Compliance
- ----------------------

Based solely upon a review of certain reports required to be filed by the Company's current or former directors and officers and beneficial owners of more than 10 percent of the outstanding Common Stock pursuant to Section 16(a) of the Securities Exchange Act of 1934, the following person failed to file, on a timely basis, reports so required to be filed during the fiscal year ended March 31, 1996.

                                                                  Number of
                                                                Transactions
                                                Number of     Not Reported on a
        Name                Title              Late Reports      Timely Basis
   --------------      ---------------------   ------------   -----------------

   Tracey L. Gray      President,                     1                2
                       Chief Operating Officer
                       and Director

                 BOARD OF DIRECTORS AND COMMITTEES

The Company's Board of Directors held four meetings during the fiscal year ended March 31, 1996. Each of the then-serving directors attended or participated in at least 75% of the aggregate of all meetings of the Board and all committees of which he was a member during the fiscal year ended March 31, 1996.

The Company has a Compensation and Stock Option Committee, presently composed of Messrs. Jasmann, Moore, Suplee and Wiltse. The Compensation and Stock Option Committee is authorized to administer and grant options pursuant to the Company's 1991 Stock Option Plan. The Compensation and Stock Option Committee held two meetings during the fiscal year ended March 31, 1996, which were attended by all of the then-serving committee members.

The Company has an Audit Committee composed of Messrs. Moore, Patton, Suplee and Wiltse, which recommends the independent public accountants for appointment by the Board of Directors and reviews reports submitted by the accountants. The Audit Committee held two meetings during the fiscal year ended March 31, 1996, which were attended by all of the then-serving Audit Committee members.

The Company has a Nominating Committee composed of Messrs. Moore, Patton, Suplee and Wiltse which recommends a slate of directors for election at the annual meeting of shareholders. The Nominating Committee held no meetings during the fiscal year ended March 31, 1996.

The Company has a Management Committee composed of Messrs. James, Gray, Jasmann and Wiltse which works with management to facilitate the establishment and review of the strategic direction of the Company. The Management Committee held one meeting during the fiscal year ended March 31, 1996, which were attended by all of the then-serving Management Committee members.

The Company's By-laws provide that Shareholders may make nominations for election to the Company's Board of Directors if such nominations are in writing and delivered to the Secretary of the Company not less than 135 days before the day and month of the previous year's annual meeting. Thus, nominations for election to the Board of Directors at the 1997 Annual Meeting must be delivered to the Secretary by June 2, 1997. The shareholder making the nomination must provide information about the persons nominated that is required to be disclosed in a proxy statement for solicitation of proxies with respect to nominees for election as directors pursuant to the regulations under the Securities Exchange Act of 1934. Only those persons nominated by the Board of Directors and by Shareholders as described above shall be voted upon at the Meeting.

                         EXECUTIVE COMPENSATION

The following table sets forth certain information covering the compensation paid or accrued by the Company during the fiscal years indicated to its Chief Executive Officer and to each of its most highly compensated executive officers whose annual salary and bonus exceeded $100,000 during the fiscal year ended March 31, 1996 ("named executive officers"):

                               SUMMARY COMPENSATION TABLE
                               ---------------------------

                                                         Long Term
                                                        Compensation
                                   Annual Compensation      Awards
                               ------------------------ -----------
              (a)         (b)     (c)     (d)      (e)       (g)     (i)
                                                          Number of
                                                             Secur-    All
                        Fiscal                      Other     ities  Other
                         Year                      Annual    Under-  Compen-
Name and                Ended   Salary   Bonus  Compensation  lying  sation
Principal Position   March 31,    ($)     ($)        ($)  Options(3)   ($)
- -------------------- ---------  ------- ------- ---------  --------- ----------
C. Shelton James          1996  $78,654       0               25,000 $1,838 (2)
Chairman of the Board and 1995   73,004 $35,450               40,000  1,555 (2)
Chief Executive Officer   1994   73,613  40,450               20,000  1,151 (2)

Tracey L. Gray            1996  138,039       0               25,000  3,463 (2)
President and             1995  127,461  60,450               40,000  2,738 (2)
Chief Operating Officer   1994  125,599  71,450               20,000  2,245 (2)

Hugh H. Durden            1996  184,876       0                7,500  3,173 (2)
Vice President            1995  201,859   8,100               10,000  3,369 (2)
                          1994  189,661   7,538               10,000  2,144 (2)

Alvaro R. Quiros          1996  104,000       0                7,000  2,761 (2)
Executive Vice President  1995  102,295       0               10,000  2,404 (2)
                          1994   84,298     450                    0  1,740 (2)

______________________

(1) Represents options granted under the Company's 1991 Stock Option Plan. Mr. Quiros was not granted options during the fiscal year ended
     March 31, 1994.

(2) Includes taxable portion of Company paid Group Term Life Insurance and the Company's matching contribution to the 401(k) savings plan. Group Term Life Insurance for Messrs. James, Gray, Durden and Quiros, respectively, for Fiscal 1996 is $450, $702, $174 and $702, for Fiscal 1995 is $450,
     $702, $174 and $702 and for Fiscal 1994 is $288, $702, $174 and $702.
     401(k) Savings plan matching contributions for Messrs. James, Gray, Durden and Quiros, respectively, for Fiscal 1996 are $1,388, $2,761, $2,999 and $2,059, Fiscal 1995 are $1,105, $2,036, $3,195 and $1,702 and for Fiscal
     1994 are $863, $1,543, $1,970 and $1,038.

Stock Option Grants
- -------------------

The following table sets forth the number of securities underlying options, the exercise price and the expiration date for stock options granted to the Chief Executive Officer and the named executive officers who received options during the fiscal year ended March 31, 1996.

                    Option Grants in Last Fiscal Year
                    ---------------------------------


                                  Individual Grants

    ________________________________________________________________________
        (a)                    (b)         (c)          (d)        (e)


                                           % of
                                           Total
                                           Options
                                           Granted to   Exercise
                               Options     Employees    or Base
                               Granted     in Fiscal    Price      Expiration
          Name                (#)  (1)     Year         ($/Sh)     Date

        ---------------------------------------------------------------------

        C. Shelton James        25,000     11.9%        $6.1875    2/20/01

        Tracey L. Gray          25,000     11.9%        $6.1875    2/20/01

        Hugh H. Durden           7,500      3.6%        $6.1875    2/20/01

        Alvaro R. Quiros         7,000      3.3%        $6.1875    2/20/01


        (1) Options become exercisable one fourth each year, cumulatively, beginning on February 20, 1997, and expire on February 20, 2001.

Stock Option Exercises and Holdings
- -----------------------------------

The following table sets forth the number of exercisable and unexercisable options as of March 31, 1996 and the value of such options for the Chief Executive Officer and the named executive officers.


            AGGREGATED OPTION EXERCISE IN LAST FISCAL YEAR
                AND FISCAL YEAR END OPTIONS VALUE TABLE

     (a)                 (b)         (c)          (d)            (e)
                                             Number of
                                             Securities       Value of
                                             Underlying       Unexercised
                                             Unexercised      In-the-Money
                                             Options at       Options at
                                             FY-End (#)       FY-End ($)


              Shares Acquired  Value         Exercisable/     Exercisable/
 Name         on Exercise (#)  Realized ($)  Unexercisable    Unexercisable
- -------------------------------------------------------------------------------

C. Shelton James       40,773    $246,270    59,227/65,000    $226,714/$ 86,900

Tracey L. Gray        100.000    $490,937    20,000/65,000    $51,900/$ 86,900

Hugh H. Durden         37,500    $274,325    0/20,000         0/$ 30,325

Alvaro R. Quiros          -           -      2,500/14,500     $4,375/$ 13,125



Directors' Compensation
- -----------------------

Directors who are not employees of the Company receive an annual retainer fee of $5,000 per year plus $1,500 for each Board meeting attended, and $500 for each committee meeting attended. Directors are also reimbursed for expenses in attending Board and Board committee meetings.

During the fiscal year ended March 31, 1996, options were granted to the Company's non-employee directors (Messrs. Jasmann, Moore, Patton, Suplee and Wiltse), pursuant to the Company's Directors' Stock Option Plan, in the amount of 1,000 shares, 3,000 shares, 2,000 shares, 4,000 shares and 6,000 shares, respectively, at $5.25 per share. These options are fully exercisable on March 31, 1997 and expire on March 31, 2001.

                       APPROVAL OF AMENDMENT TO
                        1991 STOCK OPTION PLAN

Summary of the 1991 Stock Option Plan
- -------------------------------------

The Company's Board of Directors adopted the 1991 Stock Option Plan (the "1991 Plan") on July 2, 1991, and the Company's shareholders approved the 1991 Plan on October 2, 1991. On July 25, 1994, the Company's Board of Directors approved an amendment to the 1991 Plan, and the Company's shareholders approved such amendment on October 12, 1994, to increase by 350,000 shares the number of shares of Common Stock available for issuance upon exercise of options granted under the 1991 Plan, thereby increasing the number of shares issuable under the 1991 Plan to 1,100,000 shares of Common Stock. As of August 1, 1996, 1,089,179 shares of Common Stock were reserved for issuance upon exercise of options previously granted under the 1991 Plan and 10,821 shares were reserved for the grant of future options.

At the meeting of the Board of Directors on August 6, 1996, the Board approved an amendment to the 1991 Plan, subject to shareholder approval, to increase by 500,000 shares the number of shares of Common Stock available for issuance upon exercise of options granted under the 1991 Plan, thereby increasing the number of shares issuable under the 1991 Plan to 1,600,000 shares of Common Stock.
The Board adopted this amendment to ensure that the Company will continue to be able to grant stock options to officers and key employees of the Company.

In addition, the amendment to the 1991 Plan would permit the Board of Directors to modify the 1991 Plan in certain respects without the necessity of shareholder approval. The amendment would delete the shareholder approval requirement for changes in the plan that increase the benefits accruing to participants. However, shareholder approval would still be required for increasing the number of shares issuable or changing the eligibility requirements for participation. The Board included this change in the amendment to the 1991 Plan in order to afford more flexibility in adapting the 1991 Plan as necessary to best carry out its purposes of increasing the stakes of participants in the Company's continued success and progress and attracting and retaining key employees.

At the Annual Meeting, the shareholders are being requested to consider and approve the amendment to the 1991 Plan. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy will be required to approve the amendment.

The purpose of the 1991 Plan is to enable the Company to obtain and retain the services of key employees and to provide them with increased motivation and incentive to exert their best efforts on behalf of the Company by enlarging their personal stake in its success.

The 1991 Plan is administered by the Company's Compensation and Stock Option Committee (the "Committee") composed of at least two directors of the Company. A member of the Committee may not be granted or awarded stock, stock options, or stock appreciation rights under any plan at any time he is serving as a member of the Committee or within one year prior thereto, unless the plan provides for formula grants or awards. The Committee members act as administrators of the 1991 Plan, and the Committee has authority, subject to the terms of the 1991 Plan, to determine the persons to whom options will be granted, whether the options will be incentive stock options or nonqualified stock options, the number of shares subject to each option, and the terms and provisions of each option.

Officers and key employees of the Company are eligible to receive options. The Company estimates that there are currently approximately 44 officers and other key employees of the Company who are eligible to receive options under the 1991 Plan.

Subject to the usual antidilution provisions for stock dividends, stock splits or other subdivisions or reclassifications of the Common Stock, options may be granted under the 1991 Plan, as amended, to purchase not more than 1,600,000 shares of Common Stock. If any option expires or terminates without being fully exercised and before the 1991 Plan terminates, the unpurchased shares subject thereto will again be available for purposes of the 1991 Plan.

The 1991 Plan permits the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code (the "Code"), and of nonqualified stock options. An option may be granted under the 1991 Plan for a term of up to five years, and may be exercised at any time during its term unless the Committee fixes a specific vesting period or periods for exercise of any option. If any proposed transaction may result in a change in control of the Company, in connection therewith, the Committee, with the approval of the majority of the members of the Board who are not then holding options, may accelerate the exercise periods of any options.

Options are not transferable by the optionee except by will or the laws of descent and distribution. During the lifetime of the optionee, options are exercisable only by the optionee or to the extent such exercise would not prevent an option from qualifying as an incentive stock option, by his or her guardian or legal representative.

An optionee's rights under any option terminate upon the termination of employment for any reason other than death, disability or retirement, except that the Committee may permit exercise of such option for a period ending on the earlier of the expiration date of the option and a date thirty days after the termination of employment as to the total number of shares purchasable under the option as of the date of termination. The 1991 Plan provides that in the event of termination of an optionee's employment by reason of the optionee's death, retirement or disability, any outstanding option held by such optionee will immediately become exercisable as to the total number of shares purchasable thereunder and will remain so exercisable at any time prior to its expiration date or, if earlier, the first anniversary of termination of the optionee's employment.

The purchase price per share of Common Stock deliverable upon the exercise of an option is determined by the Committee at the time of grant. However, the purchase price per share under an option may not be less than the greater of 100% (110% in the case of incentive stock options granted to optionees who own more than ten percent of the voting power of the Company) of the fair market value per share on the date the option is granted and $0.75. The fair market value of the Company's Common Stock on August 23, 1996, was $7.625 based on the average of the high and low prices on that date as reported on the NASDAQ National Market System. The purchase price may be paid in cash or by certified or cashier's check or, to the extent permitted by the Committee, in shares of the Company's Common Stock.

The 1991 Plan will continue in effect until July 2, 2001, unless earlier suspended or discontinued. The 1991 Plan may be modified, terminated or amended at any time by the Board of Directors except that, without shareholder approval, the Board may not materially increase the benefits to optionees, increase the number of shares which may be issued under the 1991 Plan or modify the requirements as to eligibility for participation. The modification, amendment or termination of the 1991 Plan will not affect the rights of an optionee under any option previously granted to the optionee unless the optionee consents thereto.

As stated above, the 1991 Plan permits the grant both of options that qualify as incentive stock options under Section 422 of the Code and of nonqualified options. Options which qualify as incentive stock options are entitled to special tax treatment if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the incentive stock option and within one year after the issue of the shares to the optionee upon exercise of the incentive stock option. If this condition is satisfied neither the grant nor the exercise of incentive stock options will result in taxable income to the recipient or in a deduction to the Company. If cash is used to exercise, the optionee receives a tax basis in the stock purchased under an incentive stock option equal to the option price. The optionee realizes, upon subsequent sale or other disposition of stock purchased pursuant to an incentive stock option, capital gain (or loss) equal to the excess (or deficiency) of the amount realized upon disposition over such tax basis. The difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax.

An optionee who transfers shares purchased under an incentive stock option within the one- or two-year holding period, subject to certain exceptions, will realize, in the year of such disposition, (a) ordinary income equal to the excess of (i) the fair market value of the shares on the date of exercise over (ii) the option price and (b) capital gain equal to the excess, if any, of the amount realized upon disposition over the fair market value of the shares on the date of exercise. If the amount realized on disposition is less than the fair market value of the shares on the date of exercise and the disposition occurs in a sale or exchange with respect to which a loss (if sustained) would be recognized, then the ordinary income realized by the optionee will, in most cases, be limited to the excess of the amount realized over the option price. Upon such a disposition, the Company will be entitled to deduct an amount equal to the ordinary income realized by the optionee.

If an incentive stock option is exercised and the optionee uses previously owned shares of Common Stock to pay the option price, the optionee's tax basis will carry over to an equal number of shares purchased. The remaining Common Stock received upon exercise of the option will receive a zero tax basis. The optionee will realize no gain or loss as a result of the disposition of the previously-owned shares, provided, if the shares were purchased under an incentive stock option, the holding period requirement was satisfied.

The grant of nonqualified stock options will not result in any taxable income to the recipient or in a deduction by the Company. However, upon exercise of a nonqualified option, the optionee will realize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the purchase price, and the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income. If cash is used to exercise the option, the optionee will receive a tax basis in stock purchased under a nonqualified option equal to its fair market value at the time of exercise. On subsequent disposition of the shares, the optionee will realize capital gain (or loss) equal to the excess (or deficiency) of the amount realized over such tax basis. The gain or loss will be long- or short-term depending on the optionee's holding period for the shares.

If a nonqualified option is exercised and the optionee uses previously-owned shares of Common Stock to pay the purchase price, the optionee will realize ordinary income as described above, but will realize no gain or loss as a result of the disposition of the previously-owned shares, provided, if the shares were purchased under an incentive stock option, the holding period requirement was satisfied. The optionee's tax basis will carry over to an equal number of shares purchased. The remaining shares of Common Stock will take a tax basis equal to their fair market value.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 1991 STOCK OPTION PLAN.


                      RATIFICATION OF APPOINTMENT
                   OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed the Company's present independent public accountants, Deloitte & Touche LLP, for the fiscal year ending March 31, 1997. This appointment will be submitted to the Shareholders for ratification at the Meeting.

The submission of the appointment of Deloitte & Touche LLP for ratification by the Shareholders is not required by law or by the By-laws of the Company. The Board of Directors is nevertheless submitting it to the Shareholders to ascertain their views. If the Shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors.

Representatives of Deloitte & Touche LLP are expected to be present at the Meeting to respond to appropriate questions and will have the opportunity to make a statement if they so desire.


                             OTHER MATTERS

No other matters requiring a vote of the shareholders are expected to come before the Meeting. However, if other matters should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement on such matters.

                       EXPENSES OF SOLICITATION

The solicitation of proxies being on behalf of the Board of Directors, all expenses in connection therewith will be paid by the Company. Request will be made of brokerage houses and other custodians, nominees and fiduciaries to forward the solicitation material at the expense of the Company to the beneficial owners of stock held of record by such persons.

                         SHAREHOLDER PROPOSALS

Proposals by Shareholders intended to be presented at the next annual meeting of Shareholders of the Company must be received by the Company at its executive offices at 6428 Parkland Drive, Sarasota, Florida 34243, on or before May 9, 1997, to be included in the Company's proxy statement and form of proxy for the 1997 annual meeting.

THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED, WITHOUT CHARGE EXCEPT FOR EXHIBITS, UPON REQUEST IN WRITING, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED
MARCH 31, 1996. REQUESTS SHOULD BE DIRECTED TO MR. RONALD M. TOBIN, SECRETARY, ELCOTEL, INC. 6428 PARKLAND DRIVE, SARASOTA, FLORIDA 34243.

                                          By Order of the Board of Directors




                                          Ronald M. Tobin, Secretary

(Front Side of Proxy Card)

                            ELCOTEL, INC.

        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Tracey L. Gray, C. Shelton James, Dwight Jasmann, Charles H. Moore, Thomas E. Patton, T. Raymond Suplee and Thomas R. Wiltse, or any of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Elcotel, Inc. (the "Company") to be held on Tuesday, October 15, 1996 at 9:00 A.M., local time and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse, and in their discretion upon such other matters as may come before the meeting.

         (To Be Continued And Signed On The Reverse Side)

(Backside of Proxy Card)

[X] Please mark your
    votes as in this
    example

                                        Nominees:
1. Election of   [   ]    [   ]        Tracey L. Gray
                  FOR    WITHHELD      C. Shelton James
                                       Dwight Jasmann
                                       Charles H. Moore
                                       Thomas E. Patton
                                       T. Raymond Suplee
                                       Thomas R. Wiltse

For except vote withheld from the following nominee(s):

___________________________________________________

2. Amendment to the 1991 Stock Option Plan to, among other things, increase the number of shares by 500,000.

   [   ]    [   ]      [   ]
    FOR    AGAINST    ABSTAIN

2. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ending March 31, 1997.

   [   ]    [   ]      [   ]
    FOR    AGAINST    ABSTAIN

    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS AND FOR PROPOSALS 2 AND 3, THIS PROXY WILL ALSO BE VOTED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

    PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE_____________________________________   DATE_______________

SIGNATURE_____________________________________   DATE_______________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

[DESCRIPTION] APPENDIX TO 1996 DEFINITIVE PROXY FOR ELCOTEL, INC.



                               ELCOTEL, INC.

                          1991 STOCK OPTION PLAN
                    (as amended through August 6, 1996)


     1.   Definitions

          As used in this Plan, the following definitions apply to the terms indicated below:

          A.   "Board" means the Board of Directors of the Company.

          B. "Committee" means the Compensation and Stock Option Committee appointed by the Board from time to time to administer the Plan. The Committee shall consist of at least two persons, who shall be directors of the Company and who shall not be or have been granted or awarded, while serving on the Committee or within one year prior thereto, stock, stock options, or stock appreciation rights pursuant to any plan of the Company or any of its affiliates except a plan that provides for formula grants or awards.

          C. "Company" means Elcotel, Inc., a Delaware corporation.

          D. "Fair Market Value" of a Share on a given day means, if the Shares are traded in a public market, the mean between the highest and lowest quoted selling prices of a Share as reported on the principal securities exchange on which the Shares are then listed or admitted to trading, or if not so reported, the mean between the highest and lowest quoted selling prices of a Share, or the mean between the highest asked price and the lowest bid price as the case may be, as reported on the National Association of Securities Dealers Automated Quotation System. If the Shares shall not be so traded, the Fair Market Value shall be determined by the Committee taking into account all relevant facts and circumstances.

          E. "Grantee" means a person who is either an Optionee or an Optionee-Shareholder.

          F. "Incentive Stock Option" means an option, whether granted under this Plan or otherwise, that qualifies as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.

          G. "Option" means a right to purchase Shares under the terms and conditions of this Plan as evidenced by an option certificate or agreement for Shares in such form, not inconsistent with this Plan, as the Committee may adopt for general use or for specific cases from time to time.

          H. "Optionee" means a person other than an Optionee-Shareholder to whom an option is granted under this Plan.

          I. "Optionee-Shareholder" means a person to whom an option is granted under this Plan and who at the time such option is granted owns, actually or constructively, stock of the Company or of a Parent or Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of such Parent or Subsidiary.

          J. "Nonqualified Option" means an Option that is not an Incentive Stock Option.

          K. "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an Option, each of the corporations in the unbroken chain (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          L.   "Plan" means this Elcotel, Inc. 1991 Stock Option
    Plan, including any amendments to the Plan.

          M. "Share" means a share of the Company's common stock, par value $.01 per share, either now or hereafter owned by the Company as treasury stock or authorized but unissued.

          N. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an Option, each of the corporations in the unbroken chain (other than the last corporation in the chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          O. Options shall be deemed "granted" under this Plan on the date on which the Committee, by appropriate action, approves the grant of an Option hereunder or on such subsequent date as the Committee may designate.

          P. As used herein, the masculine includes the feminine, the plural includes the singular, and the singular includes the plural.

     2.   Purpose

          The purposes of the Plan are as follows.

          A. To secure for the Company and its shareholders the benefits arising from share ownership by those officers and key employees of the Company and its Subsidiaries who will be responsible for the Company's future growth and continued success. The Plan is intended to provide an incentive to officers and key employees by providing them with an opportunity to acquire an equity interest or increase an existing equity interest in the Company, thereby increasing their personal stake in its continued success and progress.

          B. To enable the Company and its Subsidiaries to obtain and retain the services of key employees, by providing such key employees with an opportunity to acquire Shares under the terms and conditions and in the manner contemplated by this Plan.

     3.   Plan Adoption and Term

          A. This Plan shall become effective upon its adoption by the Board, and Options may be issued upon such adoption and from time to time thereafter; provided, however, that the Plan shall be submitted to the Company's shareholders for their approval at the next annual meeting of shareholders, or prior thereto at a special meeting of shareholders expressly called for such purpose; and provided further, that the approval of the Company's shareholders shall be obtained within 12 months of the date of adoption of the Plan. If the Plan is not approved by the affirmative vote of the holders of a majority of all shares present in person or by proxy, at a duly called shareholders' meeting at which a quorum representing a majority of all voting stock is present in person or by proxy and voting on this Plan, then this Plan and all Options then outstanding under it shall forthwith automatically terminate and be of no force and effect.

          B. Subject to the provisions hereinafter contained relating to amendment or discontinuance, this Plan shall continue to be in effect for ten (10) years from the date of adoption of this Plan by the Board. No Options may be granted hereunder except within such period of ten (10) years.

     4.   Administration of Plan

          A.   This Plan shall be administered by the Committee.
    Except as otherwise expressly provided in this Plan, the Committee shall have authority to interpret the provisions of the Plan, to construe the terms of any Option, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Options granted hereunder, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. Without limiting the foregoing, the Committee shall, to the extent and in the manner contemplated herein, exercise the discretion granted to it to determine to whom Incentive Stock Options and Non-qualified Options shall be granted, how many Shares shall be subject to each such Option, whether a Grantee shall be required to surrender for cancellation an outstanding Option as a condition to the grant of a new Option, and the prices at which Shares shall be sold to Grantees. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency.

          B. No member of the Committee shall be liable for any action taken or omitted or any determination made by him in good faith relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the Plan, unless arising out of such person's own fault or bad faith.

          C. Any power granted to the Committee either in this Plan or by the Board, except the timing and purchase price of and number of Shares covered by any Option or the selection of individual employees to participate in the Plan, may at any time be exercised by the Board, and any determination by the Committee, other than with respect to the timing and purchase price of and number of Shares covered by any Option or the selection of individual employees to participate in the Plan, shall be subject to review and reversal or modification by the Board on its own motion.

     5.   Eligibility

          Officers and key employees of the Company and its Subsidiaries shall be eligible for selection by the Committee to be granted Options. An employee who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine.

     6.   Options

          A. Subject to adjustment as provided in Paragraph 13 hereof, Options may be granted pursuant to the Plan for the purchase of not more than 1,600,000 Shares; provided, however, that if prior to the termination of the Plan, an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan.

          B. The aggregate fair market value (determined as of the time Options are granted) of the stock with respect to which Incentive Stock Options may be or become exercisable for the first time by a Grantee during any calendar year (whether granted under this Plan or any other plan of the Company or any Parent or Subsidiary corporation) shall not exceed $100,000. To the extent an Incentive Stock Option may be or become exercisable in violation of this limitation, it shall be deemed to be a Nonqualified Option.

     7.   Option Price

          The purchase price per Share deliverable upon the exercise of an Option shall be determined by the Committee, but shall not be less than the greater of:

               (1) 100% of the Fair Market Value of such Share on the date the Option is granted (110% of the Fair Market Value of such Share on the date an Incentive Stock Option is granted to an Optionee-Shareholder), and

               (2)  $0.75.

     8.   Duration of Options

          Each Option and all rights thereunder shall expire and the Option shall no longer be exercisable on a date not later than five
    (5) years from the date on which the Option was granted. Options may expire and cease to be exercisable on such earlier date as the Committee may determine at the time of grant. Options shall be subject to termination before their expiration date as provided herein.

     9.   Conditions Relating to Exercise of Options

          A. The Shares subject to any Option may be purchased at any time during the term of the Option, unless, at the time an Option is granted, the Committee shall have fixed a specific period or periods in which exercise must take place. To the extent an Option is not exercised when it becomes initially exercisable, or is exercised only in part, the Option or remaining part thereof shall not expire but shall be carried forward and shall be exercisable until the expiration or termination of the Option. Partial exercise as to whole Shares is permitted from time to time, provided that no partial exercise of an Option shall be for a number of Shares having a purchase price of less than $100.

          B. No Option shall be transferable by the Grantee thereof other than by will or by the laws of descent and distribution, and Options shall be exercisable during the lifetime of a Grantee only by such Grantee or, to the extent that such exercise would not prevent an Option from qualifying as an Incentive Stock Option under the Internal Revenue Code, by his or her guardian or legal representative.

          C. Certificates for Shares purchased upon exercise of Options shall be issued either in the name of the Grantee or in the name of the Grantee and another person jointly with the right of survivorship. Such certificates shall be delivered as soon as practical following the date the Option is exercised.

          D. An Option shall be exercised by the delivery to the Company at its principal office, to the attention of its Secretary, of written notice of the number of Shares with respect to which the Option is being exercised, and of the name or names in which the certificate for the Shares is to be issued, and by paying the purchase price for the Shares. The purchase price shall be paid in cash or by certified check or bank cashier's check. Alternatively, to the extent permitted by the Committee and in its sole discretion, the purchase price may be paid by delivering to the Company:

               (1)   Shares (in proper form for transfer and
    accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by the Grantee having a Fair Market Value equal to the purchase price; or

               (2) a notarized statement attesting to ownership of the number of Shares which are intended to be used at Fair Market Value to pay the purchase price, with the certificate number(s) thereof, and requesting that only the incremental number of Shares as to which the Option is being exercised be issued by the Company.

          E. Notwithstanding any other provision in this Plan, no Option may be exercised unless and until (i) this Plan has been approved by the shareholders of the Company, and (ii) the Shares to be issued upon the exercise thereof have been registered under the Securities Act of 1933 and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration. The Company shall not be under any obligation to register under applicable Federal or state securities laws any Shares to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under such laws in order to permit the exercise of an Option or the issuance and sale of Shares subject to such Option. If the Company chooses to comply with such an exemption from registration, the certificates for Shares issued under the Plan, may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Shares represented thereby, and the Committee may also give appropriate stop-transfer instructions to the transfer agent of the Company.

          F. Any person exercising an Option or transferring or receiving Shares shall comply with all regulations and requirements of any governmental authority having jurisdiction over the issuance, transfer or sale of securities of the Company or over the extension of credit for the purposes of purchasing or carrying any margin securities, or the requirements of any stock exchange on which the Shares may be listed, and as a condition to receiving any Shares, shall execute all such instruments as the Committee in its sole discretion may deem necessary or advisable.

          G. Each Option shall be subject to the requirement that if the Committee shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effective or obtained free of any conditions not acceptable to the Committee.

     10.  Effect of Termination of Employment or Death

          A. In the event of termination of a Grantee's employment by reason of such Grantee's death, disability, or retirement with the consent of the Board or in accordance with an applicable retirement plan, any outstanding Option held by such Grantee shall, notwithstanding the extent to which such Option was exercisable prior to termination of employment, immediately become exercisable as to the total number of Shares purchasable thereunder. Any such Option shall remain so exercisable at any time prior to its expiration date or, if earlier, the first anniversary of termination of the Grantee's employment.

          B. In the event of termination of a Grantee's employment for any reason other than death, disability, or retirement with the consent of the Board or in accordance with an applicable retirement plan, all rights of any kind under any outstanding Option held by such Grantee shall immediately lapse and terminate, except that the Committee may, in its discretion, elect to permit exercise for a period ending on the earlier of the expiration date of the Option and a date thirty days after the termination of employment as to the total number of Shares purchasable under the Option as of the date of the termination.

          C. Whether an authorized leave of absence or absence in military or government service shall constitute termination of employment shall be determined by the Committee. Transfer of employment between the Company and a Subsidiary corporation or between one Subsidiary corporation and another shall not constitute termination of employment.

     11.  No Special Employment Rights

          Nothing contained in the Plan or in any Option shall confer upon any Grantee any right with respect to the continuation of his or her employment by the Company or a Subsidiary or interfere in any way with the right of the Company or a Subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Grantee from the rate in existence at the time of the grant of an Option.

     12.  Rights as a Shareholder

          The Grantee of an Option shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of a certificate to him for such Shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date of issuance of such certificate.

     13.  Anti-dilution Provision

          A. In case the Company shall (i) declare a dividend or dividends on its Shares payable in shares of its capital stock, (ii) subdivide its outstanding Shares, (iii) combine its outstanding Shares into a smaller number of Shares, or (iv) issue any shares of capital stock by reclassification of its Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the number of Shares authorized under the Plan will be adjusted proportionately. Similarly, in any such event, there will be a proportionate adjustment in the number of Shares subject to unexercised Options (but without adjustment to the aggregate option price).

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          B.   In the event of any kind of transaction which may
    constitute a change in control of the Company, the Committee, with the approval of the majority of the members of the Board who are not then holding Options, may modify any and all outstanding Options so as to accelerate, as a consequence of or in connection with such transaction, a Grantee's right to exercise any such Option. Notwithstanding the foregoing, if the operation of this Paragraph 13B would cause an Option to become exercisable in such a way as to violate Paragraph 6B hereof, the exercisability of such Option shall be delayed as necessary to avoid such a violation.

     14.  Withholding Taxes

          Whenever an Option is to be exercised under the Plan, the Company shall have the right to require the Grantee, as a condition of exercise of the Option, to remit to the Company an amount sufficient to satisfy the Company's (or a Subsidiary's) Federal, state and local withholding tax obligation, if any, that will, in the sole opinion of the Committee, result from the exercise. In addition, the Company shall have the right, at the sole discretion of the Committee, to satisfy any such withholding tax obligation by retention of Shares issuable upon such exercise having a Fair Market Value on the date of exercise equal to the amount to be withheld.

     15.  Amendment of the Plan

          The Board may at any time and from time to time terminate or modify or amend the Plan in any respect, except that, without shareholder approval, the Board may not (a) increase the number of Shares which may be issued under the Plan, or (b) modify the requirements as to eligibility for participation under the Plan. The termination or modification or amendment of the Plan shall not, without the consent of a Grantee, affect his rights under an Option previously granted to him or her. With the consent of the Grantee, the Board may amend outstanding Options in a manner not inconsistent with the Plan.

     16.  Miscellaneous

          A. It is expressly understood that this Plan grants powers to the Committee but does not require their exercise; nor shall any person, by reason of the adoption of this Plan, be deemed to be entitled to the grant of any Option; nor shall any rights begin to accrue under the Plan except as Options may be granted hereunder.

          B. All expenses of the Plan, including the cost of maintaining records, shall be borne by Company.

     17.  Governing Law

          This Plan and all rights hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware.

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